Exhibit 10.90
Portions of this document have been redacted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Redacted portions are indicated with the notation “[**]”.

AMENDMENT NO. 4, WAIVER AND CONSENT TO SECOND AMENDED AND RESTATED CREDIT, SECURITY,
PLEDGE AND GUARANTY AGREEMENT

AMENDMENT NO. 4, WAIVER AND CONSENT, dated as of May 11, 2012 (this “Amendment”) to the SECOND AMENDED AND RESTATED CREDIT, SECURITY, PLEDGE AND GUARANTY AGREEMENT, dated as of July 25, 2008 (as amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”) by and among LIONS GATE ENTERTAINMENT INC. (“LGEI”), LIONS GATE UK LIMITED (“LGUK”), and LIONS GATE AUSTRALIA PTY LIMITED (“LGA”) as Borrowers (the “Borrowers”), the GUARANTORS referred to therein (the “Guarantors”), (iii) the LENDERS referred to therein (the “Lenders”),  JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Issuing Bank and Wachovia Bank, N.A., as syndication agent.
WHEREAS, the Borrowers have advised the Administrative Agent and the Lenders that LGUK may issue growth shares of LGUK (the “Growth Share Issuance”);
WHEREAS, the Credit Parties may elect or may be obligated to purchase the growth shares issued pursuant to the Growth Share Issuance (the “Growth Share Repurchase”, together, the “Growth Share Issuance and Repurchase”);
WHEREAS, in connection with the Growth Share Issuance and Repurchase, the Borrowers have requested that the Administrative Agent and the Required Lenders agree, subject to the terms and conditions set forth herein, to waive compliance by the Credit Parties of each of the negative covenants contained in (i) Section 6.1 of the Credit Agreement with regard to the existence of any preferred stock or preferred membership interest; (ii) Section 6.5 with regard to the payment or declaration of any Restricted Payment, (iii) Section 6.7(a) with regard to the sale or disposition of any capital stock of any Subsidiary and (iv) Section 6.12 with regard to transactions with Affiliates, in each case, solely with respect to the Growth Share Issuance and Repurchase;
WHEREAS, the Borrowers have requested that the Administrative Agent and the Required Lenders consent to changes to the schedule of Acceptable Obligors;
WHEREAS, the Borrowers the Required Lenders and the Administrative Agent have agreed to amend certain provisions of the Credit Agreement subject to the terms and conditions set forth herein;
NOW, THEREFORE, the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent each hereby agree as follows:

1.Defined Terms. All terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
2.    Amendment to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:
(a)    Article 1 of the Credit Agreement is hereby amended by adding the following definition in the proper alphabetical place:
“’FATCA’ shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof.”
(b)    The definition of “Obligations” in Section 1 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
“‘Obligations’ shall mean (i) the obligation of the Borrowers to make due and punctual payment of principal and interest on the Loans, the face amount of the Commitment Fees, any reimbursement obligations in respect of Letters of Credit, monetary obligations of any Credit Party pursuant to interparty agreements delivered in connection with any Special Purpose Producer Credit Agreement, costs and attorneys’ fees and all other monetary obligations of the Borrowers to the Administrative Agent , the Issuing Bank or any Group Lender under this Credit Agreement, the Notes, any other Fundamental Document or the Fee Letter, (ii) all amounts payable by any Credit Party to any Group Lender or its Affiliates under any Currency Agreement or Interest Rate Protection Agreement, provided that such Group Lender will use commercially reasonable efforts to provide notice thereof to the Administrative Agent within ten (10) Business Days after execution of such Currency Agreement or Interest Rate Protection Agreement (it being understood and agreed that the failure to provide such notice within ten (10) Business Days of the execution of such agreements will not result in the exclusion of the amounts payable pursuant to such agreements from the term ‘Obligations’), (iii) amounts payable to JPMorgan Chase Bank, N.A. or the Syndication Agent (or any of their respective Affiliates) in connection with any bank account maintained by the Borrowers or any other Credit Party at JPMorgan Chase Bank, N.A. or at the Syndication Agent (or at any of their respective Affiliates) or any other treasury, depository, purchasing card, cash management or other banking services provided to the Borrowers or any other Credit Party by JPMorgan Chase Bank, N.A. or by the Syndication Agent (or by any of their respective Affiliates) including any automated clearing house transfers of funds or similar services, and (iv) for purposes of Articles 8, 9 and 12, hereof and Annex I, the term “Obligations” shall also include the PA Obligations.”
(c)    Section 2.13(a)(i) of the Credit Agreement is hereby amended by deleting the word “or” in the eleventh line thereof and adding the following language before the “;” in the last line thereof “or (z) imposed under FACTA.”
(d)    Section 2.15 of the Credit Agreement is hereby amended by adding the following language to the end thereof:
“If a payment made to a LGEI Lender organized under the laws of a jurisdiction outside the United States would be subject to U.S. federal withholding Tax imposed by FATCA if such LGEI Lender fails to comply with the applicable reporting requirements of FATCA, such LGEI Lender shall deliver to the Administrative Agent and the Borrowers at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrowers or the Administrative Agent, such documentation under any Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) or reasonably requested by the Administrative Agent or the Borrowers sufficient for the Administrative Agent or the Borrowers to comply with their respective obligations under FATCA and to determine that such LGEI Lender has complied with such applicable reporting requirements, or to determine the amount to deduct and withhold, if any, from such payment. Solely for purposes of the preceding sentence, “FATCA” shall include any amendments made to FATCA after the date of this Agreement.”
(e)    Section 6.4(xviii) of the Credit Agreement is hereby amended by deleting “$10,000,000” and replacing it with the following “$12,500,000”.
(f)    Section 13.1 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
“Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic photocopy (i.e., “PDF” or “TIFF”) format sent by electronic mail, as follows, (a) if to the Administrative Agent, the Issuing Bank or JPMorgan Chase Bank, to it at (i) JPMorgan Chase Bank, N.A., 2029 Century Park East, 38th Floor, Los Angeles, California 90067, Attention:  Stephen C. Price (Telecopy No. (310) 860-7260), E-mail: stephen.c.price@jpmorgan.com, with copies to (ii) JPMorgan Chase Bank, N.A., JPMorgan Loan Services, 10 South Dearborn, 7th Floor, Chicago, Illinois 60603, Attention: Sabana Johnson (Telecopy No. (888) 292-9533), E-mail: sabana.n.johnson@jpmchase.com, with copies to (iii) J.P. Morgan Securities LLC, 2029 Century Park East, 38th Floor, Los Angeles, California 90067, Attention: David Shaheen (Telecopy No. (310) 860-7260), E-mail: david.shaheen@jpmorgan.com, and with copies to (iv)

J.P. Morgan Europe Limited, 125 London Wall, London, EC2Y 5AJ, England, Attention: Loan and Agency - 9th Floor (Telecopy No. 44 207 777 2360), E-mail loan_and_agency_london@jpmorgan.com, or (b) if to any Credit Party to it at Lions Gate Entertainment Inc., 2700 Colorado Avenue, Suite 200, Santa Monica, CA, 90404, Attn: Wayne Levin and James Gladstone, Facsimile No.: 310-452-8934, E-mail: wlevin@lionsgate.com and jgladstone@lionsgate.com, or (c) if to a Lender, to it at its address set forth on the signature pages hereto, or such other address as such party may from time to time designate by giving written notice to the other parties hereunder.  Any failure of the Administrative Agent or a Lender giving notice pursuant to this Section 13.1, to provide a courtesy copy to a party as provided herein, shall not affect the validity of such notice.  All notices and other communications given to any party hereto in accordance with the provisions of this Credit Agreement shall be deemed to have been given on the fifth Business Day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, or upon receipt by such party, if by any telegraphic or facsimile communications equipment or electronic mail, in each case addressed to such party as provided in this Section 13.1 or in accordance with the latest unrevoked written direction from such party.”
3.    Waivers. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, each of the Administrative Agent and the Required Lenders, by its execution hereof, hereby agree to waive the application of Sections 6.1, 6.5, 6.7(a) and 6.12 of the Credit Agreement solely with respect to the Growth Share Issuance and Repurchase, provided, that (i) the aggregate amount spent by the Credit Parties in connection with the Growth Share Repurchase does not exceed $[**] and (ii) a Credit Party at all times maintains at least a majority of the voting stock or other ownership interests having voting power of LGUK. The Amendment shall be limited to the purposes described above and shall not be construed as a consent or waiver in relation to any other matters.
4.    Consent. Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Administrative Agent and the Required Lenders hereby consent to the following changes to the schedule of Acceptable Obligors:
(a)    The following entities shall be added to the schedule of Acceptable Domestic Account Debtors with the corresponding limit set forth below:
Obligor Name                    Limit
[**]                        $[**]
[**]                        $[**].
(b)    The existing limits for the following Acceptable Domestic Account Debtors shall be replaced with the corresponding amount set forth below:
Obligor Name                    Limit

[**]                        $[**]
[**]                        $[**]
[**]                        $[**]
(c)    “[**]” shall be deleted from the schedule of Acceptable Domestic Account Debtors and replaced with “[**] and its corresponding limit shall be increased to $[**].
(d)    “[**]” shall be deleted from the schedule of Acceptable Major Account Debtors”.
(e)    “[**]” shall be deleted from the schedule of Acceptable Domestic Account Debtors and replaced with “[**]” and its corresponding limit shall be increased to $[**]”.
5.    Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full of the condition precedent set forth in this Section 5 (the date upon which each of such conditions precedent has been satisfied, the “Effective Date”):
(a)    the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each Guarantor and the Required Lenders.
6.    Representations and Warranties. The Borrowers and each Guarantor represents and warrants that:
(a)    immediately after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date, in which case all such representations and warranties are true and correct in all material respects on and as of the applicable date); and
(b)    immediately after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing.
7.    Fundamental Document. This Amendment is designated a Fundamental Document by the Administrative Agent. All references to the Credit Agreement in the Fundamental Documents shall mean the Credit Agreement as amended by this Amendment.
8.    Full Force and Effect; Reaffirmation.
(a)    Except as expressly set forth herein, this Amendment does not constitute an amendment or waiver of any provision of the Credit Agreement, and does not constitute a waiver of any Default or Event of Default whether or not known to the Administrative Agent or the Lenders. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and are hereby ratified and confirmed. As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as modified by this Amendment.
(b)    Without limiting the foregoing, each Credit Party hereby (i) reaffirms its obligations under the Credit Agreement and each and every other Fundamental Document to which it is a party and (ii) reaffirms all Liens on the Collateral and/or the Pledged Collateral, as applicable, which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to any of the Fundamental Documents. Each Credit Party hereby confirms and acknowledges as of the date hereof that it is validly and justly indebted to the Administrative Agent and the Lenders for the payment of all Obligations under the Credit Agreement and the other Fundamental Documents without offset, defense, cause of action or counterclaim of any kind or nature whatsoever.
9.    APPLICABLE LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.
10.    Counterparts. This Amendment may be executed by facsimile or other electronic means of delivery and in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.
11.    Expenses. The Borrowers agree to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.
12.    Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

BORROWERS:
LIONS GATE ENTERTAINMENT INC. By: /s/ Wayne Levin ________________________ Name: Wayne Levin Title:

LIONS GATE UK LIMITED By: /s/ Wayne Levin ________________________ Name: Wayne Levin Title:

LIONS GATE AUSTRALIA PTY LIMITED By: /s/ Wayne Levin ________________________ Name: Wayne Levin Title:

GUARANTORS:

100 PLUS PRODUCTIONS, INC.
ABX PRODUCTIONS, INC.
ALL ABOUT US PRODUCTIONS INC.
ANGER PRODUCTIONS, INC.
ARIMA, INC.
ARTISAN ENTERTAINMENT INC.
ARTISAN FILMED PRODUCTIONS INC.
ARTISAN HOME ENTERTAINMENT INC.
ARTISAN PICTURES LLC
ARTISAN RELEASING LLC
AWAKEN PRODUCTIONS CORP.
AWAKEN PRODUCTIONS INC.
BACKSEAT PRODUCTIONS, LLC
BASTER PRODUCTIONS, LLC
BD OPTICAL MEDIA, INC.
BHF PRODUCTIONS, INC.
BLAIR WITCH FILMS, LLC
BLITZ DISTRIBUTION LIMITED
BLITZ FILMS LIMITED

BLUE MOUNTAIN STATE PRODUCTIONS CORP.
BOSS KANE PRODUCTIONS, INC.
BURROWERS PRODUCTIONS, INC.
CALLER PRODUCTIONS, INC.
COUNTRYMAN PRODUCTIONS, LLC
CRASH TELEVISION PRODUCTIONS, INC.
CRASH 2 TELEVISION PRODUCTIONS, INC.
CUPID PRODUCTIONS, INC.
DANCING ELK PRODUCTIONS, LLC
DD2 ACQUISITION CORP.
DEAD ZONE PRODUCTION CORP.
DEBMAR/MERCURY, LLC
DEBMAR/MERCURY INTERNATIONAL LIMITED (UK)
DEBMAR/MERCURY (WW) PRODUCTIONS LLC
DEBMAR STUDIOS, INC.
DELISH PROJECTS, LLC
DELISH TELEVISION DEVELOPMENT, LLC
DJM SERVICES, INC.
DODGE PRODUCTIONS LLC
DRESDEN FILES PRODUCTIONS CORP.
DRESDEN FILES PRODUCTIONS I CORP.
FEAR ITSELF PRODUCTIONS CORP.
FILM HOLDINGS CO.
FIVE DAYS PRODUCTIONS CORP.
GC FILMS, INC.
GC SHORT FILMS, INC.
GHS PRODUCTIONS, LLC
GOOD EVEL PRODUCTIONS, INC.
GRINDSTONE ENTERTAINMENT GROUP, LLC
HEART FRANK, INC.
HIGHER POST LLC
HORSEMEN PRODUCTIONS, LLC
IDIOM PRODUCTIONS, INC.
INVISIBLE CASTING INC.
IV PRODUCTIONS INC.
IV3D PRODUCTIONS CORP.
IWC PRODUCTIONS, LLC
JESSABELLE PRODUCTIONS, INC.
JV1 DELISH, LLC
KILL PIT PRODUCTIONS INC.
LAMB PRODUCTIONS, INC.
LANDSCAPE ENTERTAINMENT CORP.
LG HORROR CHANNEL HOLDINGS, LLC
LG PICTURES INC.
LGAC 3, LLC
LIONS GATE ENTERTAINMENT CORP.

LIONS GATE ENTERTAINMENT INC.
LIONS GATE FILMS INC.
LIONS GATE FILMS OF PUERTO RICO, INC.
LIONS GATE FILMS PRODUCTIONS CORP./PRODUCTIONS FILMS LIONS GATE S.A.R.F.
LIONS GATE HOME ENTERTAINMENT UK LIMITED (formerly Redbus Home Entertainment Limited)
LIONS GATE INDIA INC.
LIONS GATE INTERNATIONAL SALES, LLC
LIONS GATE MANDATE FINANCING VEHICLE INC.
LIONS GATE MUSIC CORP.
LIONS GATE MUSIC, INC.
LIONS GATE MUSIC PUBLISHING LLC
LIONS GATE ONLINE SHOP INC.
LIONS GATE PENNSYLVANIA, INC.
LIONS GATE PICTURES UK LIMITED
LIONS GATE RECORDS, INC.
LIONS GATE SPIRIT HOLDINGS, LLC
LIONS GATE TELEVISION DEVELOPMENT LLC
LIONS GATE TELEVISION INC.
LIONS GATE TELEVISION INTERNATIONAL – LATIN AMERICA, INC.
LIONS GATE X PRODUCTIONS, LLC
LOG PRODUCTIONS, LLC
LOL PRODUCTIONS, LLC
LOVE LESSONS PRODUCTIONS, INC.
LUCKY 7 PRODUCTIONS CORP.
LUDUS PRODUCTIONS, INC.
MANDATE PICTURES, LLC
MANDATE FILMS, LLC
MANIFEST ENTERTAINMENT, LLC
MERCURY PRODUCTIONS, LLC
MK ANIMATED, LLC
MOTHER PRODUCTIONS CORP.
MQP, LLC
NEXT PRODUCTION INC.
NGC FILMS, INC.
NR PRODUCTIONS, INC.
NURSE PRODUCTIONS INC.
PEARL RIVER HOLDINGS CORP.
PEEPLES PRODUCTIONS, INC.
PGH PRODUCTIONS, INC.
PLANETARY PRODUCTIONS, LLC
PLAYLIST, LLC
POWER MONGERING DESPOT, INC.
PRODUCTION MANAGEMENT INC.
PROFILER PRODUCTIONS CORP.
PSYCHO PRODUCTIONS SERVICES CORP.
PWG PRODUCTIONS, INC.

PX1 PRODUCTIONS, INC.
R&B PRODUCTIONS, INC.
RABBIT PRODUCTIONS, INC.
RG PRODUCTIONS, INC.
SCREENING ROOM, INC.
SILENT DEVELOPMENT CORP.
SKILLPA PRODUCTIONS, LLC
SS3 PRODUCTIONS, INC.
SWEAT PRODUCTIONS, INC.
TALK PRODUCTIONS CORP.
TED PRODUCTIONS, INC.
TERRESTRIAL PRODUCTIONS CORP.
TINY HORSE PRODUCTIONS, INC.
TOUCH PRODUCTIONS CORP.
U.R.O.K. PRODUCTIONS, INC.
VERDICT PRODUCTIONS, INC.
VESTRON INC.
WEEDS PRODUCTIONS INC.
WILDE KINGDOM PRODUCTIONS CORP.
WILDFIRE PRODUCTIONS INC.
WILDFIRE 2 PRODUCTIONS INC.
WILDFIRE 3 PRODUCTIONS INC.
WILDFIRE 4 PRODUCTIONS INC.

By: /s/ Wayne Levin ________________________ Name: Wayne Levin Title:

REQUIRED LENDERS:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and Issuing Bank

By /s/ Darian A. Singer______________
Name: Darian A. Singer
Title: Associate

J.P. MORGAN EUROPE LTD, as UK Lender

By /s/ Altan Kayaalp_________________
Name: Altan Kayaalp
Title: Executive Director

WELLS FARGO BANK, N.A., individually and as Syndication Agent

By /s/ Kevin Harbour_______________
Name: Kevin Harbour
Title: Senior Vice PResident

UNION BANK, N.A.

By /s/ Matthew Anderson_____________
Name: Matthew Anderson
Title: IBO

CITY NATIONAL BANK

By /s/ Norman B. Starr_______________
Name: Norman B. Starr
Title: Senior Vice President

FIRST BANK

By /s/ Russell T. Sun________________
Name: Russell T. Sun
Title: Vice President\

CALIFORNIA BANK & TRUST

By /s/ Connie McCoy_______________
Name: Connie McCoy
Title: Vice President

MANUFACTURERS BANK

By /s/ Dirk Price____________________
Name: Dirk Price
Title: Vice President

BANK OF AMERICA, N.A.

By /s/ Randy Hua___________________
Name: Randy Hua
Title: Vice President